UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 7, 2016 (December 6, 2016)
 ______________________________________________________________
TerraForm Global, Inc.
(Exact name of registrant as specified in its charter)
 ______________________________________________________________

Delaware	001-37528	47-1919173
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

7550 Wisconsin Avenue, 9th Floor, Bethesda, Maryland 20814
(Address of principal executive offices, including zip code)

(240) 762-7700
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On December 7, 2016, TerraForm Global, Inc. (the “Company”) posted a presentation to the Investor section of its website containing limited preliminary information relating to certain cash and debt balances of the Company and its subsidiaries as of October 31, 2016. A copy of the presentation is attached hereto as Exhibit 99.1.

The information contained in the presentation should be read in conjunction with the risk factors detailed in the Company’s Form 8-K furnished on July 20, 2016 and with its subsequent Form 8-K filings, including its Forms 8-K furnished on September 16, 2016 and November 29, 2016. The information included in the presentation is preliminary, has not been audited or reviewed and is subject to completion of normal and customary accounting closing procedures.  This information may change materially as a result of the completion of the audit for fiscal year 2015 and review procedures for the periods ended March 31, 2016, June 30, 2016 and September 30, 2016 or the completion of the audit or review procedures for any future period. This information also reflects management’s estimates that are based on various assumptions and are subject to various risks, which are inherently uncertain and could cause actual results to differ materially. This information does not represent a complete picture of the financial position, results of operation or cash flows of the Company, is not a replacement for full financial statements prepared in accordance with U.S. GAAP. and should not be viewed as indicative of future results, which may differ materially.

The information in this Current Report on Form 8-K (including the exhibit attached hereto) shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in this Current Report on Form 8-K (including the exhibit attached hereto) shall not be incorporated by reference into any filing or other document under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing or document.

Cautionary Note Regarding Forward-Looking Statements. Except for historical information contained in this Form 8-K and the presentation attached as an exhibit hereto, this Form 8-K and the presentation contain forward-looking statements which involve certain risks and uncertainties that could cause actual results to differ materially from those expressed or implied by these statements. Please refer to the cautionary note in the presentation regarding these forward-looking statements.

Item 8.01 Other Events.

On December 6, 2016, the Company issued a press release announcing the successful completion of TerraForm Global Operating, LLC’s solicitation of consents from holders of the 9.75% Senior Notes due 2022 (the “Notes”) to obtain waivers relating to certain reporting covenants under the indenture dated as of August 5, 2015 (as supplemented, the “Indenture”). Under the terms of the waivers, the deadline to comply with the reporting covenants in the Indenture relating to the filing of the Company’s annual and quarterly reports required to be filed (including the Form 10-K for 2015 and the Form 10-Q for the first quarter of 2016) was extended to December 26, 2016, with TerraForm Global Operating, LLC having the option to further extend the deadline to January 6, 2017, to the extent necessary, by paying an extension fee. TerraForm Global Operating, LLC agreed that written notice shall be deemed to have been validly given, for the purposes of Section 6.01(3) of the Indenture, on December 6, 2016 with respect to the Company’s Form 10-Q for the second quarter of 2016. Therefore, no event of default under the Indenture is expected to occur with respect to the Company’s Form 10-Q for the second quarter of 2016 unless such Form 10-Q were not filed by early March 2017. A copy of the press release is attached as Exhibit 99.2 to this Current Report on this Form 8-K and is incorporated by reference herein.

Item 9.01 Financial Statement and Exhibits.
(d) Exhibits

Exhibit No.	Description
99.1*	Presentation, dated December 7, 2016, titled “TerraForm Global Supplemental Information Requested by Bondholders”
99.2	Press Release, dated December 6, 2016, titled “TerraForm Global Operating, LLC Announces Completion of Consent Solicitation”

* Document furnished herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TERRAFORM GLOBAL, INC.

		By:	/s/ Rebecca Cranna
Date:	December 7, 2016	Name:	Rebecca Cranna
		Title	Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.1*	Presentation, dated December 7, 2016, titled “TerraForm Global Supplemental Information Requested by Bondholders”
99.2	Press Release, dated December 6, 2016, titled “TerraForm Global Operating, LLC Announces Completion of Consent Solicitation”

* Document furnished herewith